UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2007

NEXITY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51273	63-0523669
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 Blue Lake Drive, Suite 330 Birmingham, Alabama	35243
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (205) 298-6391

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 14, 2007, Nexity Financial Corporation (the “Nexity”) amended its bylaws to comply with Nasdaq’s new rules requiring Nexity’s listed securities to be eligible for a Direct Registration Program. Prior to the amendment, Nexity’s bylaws provided only for the issuance and transfer of stock in certificated form. A copy of the amended and restated by-laws, which contains the amendment to Article VI – Capital Stock of the bylaws of Nexity, is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description of Document
99.1	Amended and Restated By-laws November 14, 2007

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: November 16, 2007

NEXITY FINANCIAL CORPORATION

/s/ John J. Moran
By:	John J. Moran
Its:	Executive Vice President and
Chief Financial Officer

3